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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2002


                               GENERAL MILLS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     1-1185                41-0274440
------------------------          -------------         -------------------
(State of Incorporation)           (Commission            (IRS Employer
                                   File Number)         Identification No.)


    Number One General Mills Boulevard
          Minneapolis, Minnesota                           55426
          (Mail:  P.O. Box 1113)                       (Mail:  55440)
----------------------------------------               --------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (763) 764-7600



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ITEM 5. OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of General Mills, Inc. dated September 18, 2002, reporting financial results for its first quarter ended August 25, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibits are filed as part of this report:

                  99.1 Press release of General Mills, Inc. dated September 18, 2002, reporting financial results for its first quarter ended August 25, 2002.





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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 18, 2002

                                           GENERAL MILLS, INC.


                                           By:   /s/ Siri S. Marshall
                                                --------------------------------
                                                Name:     Siri S. Marshall
                                                Title:    Senior Vice President,
                                                                General Counsel




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                                  EXHIBIT INDEX

  Exhibit
   Number                             Description
   ------                             -----------

    99.1 Press release of General Mills, Inc. dated September 18, 2002, reporting financial results for its first quarter ended August 25, 2002.